                                                               Exhibit 10.33

                               NETWORK COMPUTER, INC.

                            NOTICE OF STOCK OPTION GRANT

Mitchell E. Kertzman
[Address]

       You have been granted an option to purchase Common Stock of Network Computer, Inc. (the "COMPANY") as follows:

       Date of Grant:                        November 16, 1998

       Vesting Commencement Date:            November 16, 1998

       Exercise Price per Share:             $0.85

       Total Number of Shares Granted:       10,000,000

       Total Exercise Price:                 $8,500,000

       Type of Option:                       Nonqualified Stock Option

       Term/Expiration Date:                 November 16, 2008

       Vesting Schedule:                     This Option may be exercised, in
                                             whole or in part, in accordance
                                             with the following schedule:
                                             One-fourth (1/4) of the Option
                                             shall vest on the one-year
                                             anniversary of the Vesting
                                             Commencement Date; and one
                                             thirty-sixth (1/36) of the
                                             remaining total number of Shares of
                                             the Option shall vest upon the
                                             completion of each month of service
                                             as an Employee or Consultant
                                             thereafter.

       Termination Period:                   This Option may be exercised for
                                             three (3) months after termination
                                             of employment or consulting
                                             relationship except as set out in
                                             Sections 7 and 8 of the Stock
                                             Option Agreement (but in no event
                                             later than the Expiration Date).

       By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached and made a part of this document.

MITCHELL E. KERTZMAN:                        NETWORK COMPUTER, INC.

                                              By:
--------------------------------                  ----------------------------
Signature

                                              Title:
--------------------------------                    ---------------------------
Print Name

                               NETWORK COMPUTER, INC.

                               STOCK OPTION AGREEMENT


       1. GRANT OF OPTION. Network Computer, Inc., a Delaware corporation (the "COMPANY"), hereby grants to Optionee named in the Notice of Stock Option Grant (the "OPTIONEE"), an option (the "OPTION") to purchase a total number of shares of Common Stock (the "SHARES") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE").

       2. EXERCISE OF OPTION. This Option shall be exercisable during its Term in accordance with the Exercise Schedule set out in the Notice of Stock Option Grant as follows:

              (a)    RIGHT TO EXERCISE.

                     (i) This Option may not be exercised for a fraction of a share.

                     (ii) In the event of Optionee's death, disability or other termination of employment or consulting service, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in Section 2(a)(i).

                     (iii) In no event may this Option be exercised after the date of expiration of the Term of this Option as set forth in the Notice of Stock Option Grant.

              (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached as EXHIBIT A), the terms of which are hereby incorporated by reference into the terms of this Option. The notice shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

              (c) COMPLIANCE WITH LAW. No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

       3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company Optionee's Investment Representation Statement in the form attached hereto as EXHIBIT B.

       4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

              (a)    cash;

              (b)    check;

              (c) surrender of other shares of Common Stock of the Company which (i) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by Optionee for more than six (6) months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

              (d) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price; or

              (e) such other consideration, including promissory notes, as may be determined by the Board in its absolute discretion to the extent permitted under Sections 408 and 409 of the California General Corporation Law.

       5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would not constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

       6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the period ending on the Expiration Date set out in the Notice of Option Grant. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

       7.     DISABILITY OF OPTIONEE.

              (a) Notwithstanding the provisions of Section 6 above, in the event of termination of Continuous Status as an Employee or Consultant as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the Termination Date (but in no event later than the date of expiration of the Term of this Option as set forth in the Notice of Stock Option Grant and in Section 10 below), exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option as of the Termination Date, or if Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

              (b) Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's consulting relationship or Continuous Status as an Employee as a result of any disability not constituting a total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the Termination Date (but in no event later than the date of expiration of the Term of this Option as set forth in the Notice of Stock Option Grant and in Section 10 below), exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

       8.     DEATH OF OPTIONEE.   In the event of the death of Optionee (a)
during the Term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or (b) within thirty (30) days after Optionee's Termination Date, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the Term of this Option as set forth in the Notice of Stock Option Grant and in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

       9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

       10. TERM OF OPTION. This Option may be exercised only within the Term set out in the Notice of Stock Option Grant, and may be exercised during such Term only in accordance with the terms of this Option.

       11. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of certain of the federal and California tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND

REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              (a) EXERCISE OF NONQUALIFIED STOCK OPTION. If this Option is a Nonqualified Stock Option and, thus, does not qualify as an Incentive Stock Option, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to file applicable reports with the taxing authorities and withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

              (b) DISPOSITION OF SHARES. In the case of a Nonqualified Stock Option, if the Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes.

       12. WITHHOLDING TAX OBLIGATIONS. Optionee understands that, upon exercising a Nonqualified Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the Exercise Price. However, the timing of this income recognition may be deferred for up to six months if Optionee is subject to
Section 16 of the Exchange Act. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (a) by cash payment, (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which
(i) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or greater than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE").

       If Optionee is subject to Section 16 of the Exchange Act (an "INSIDER"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("RULE 16B-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act.

       All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

              (a) the election must be made on or prior to the applicable Tax Date;

              (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

              (c) all elections shall be subject to the consent or disapproval of the Administrator; and

              (d) if Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act.

       13. MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

       14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS.

              (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by this Option and the price per share of Common Stock covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

              (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

              (c) MERGER OR SALE OF ASSETS. In the event of a change in control of the Company, including a proposed sale of all or substantially all of the Company's assets or the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity, 50% of the unvested Shares subject to this outstanding Option shall become vested immediately prior to the effective date of the change in control. In addition, to the extent otherwise provided in the merger agreement, this Option may be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the merger or sale of assets.

              (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by this outstanding Option to reflect the effect of such distribution.

       15.    DEFINITIONS.

              (a)    "ADMINISTRATOR" means the Board.

              (b)    "BOARD" means the Board of Directors of the Company.

              (c)    "CODE" means the Internal Revenue Code of 1986, as amended.

              (d)    "COMMON STOCK" means the Common Stock of the Company.

              (e) "COMPANY" means Network Computer, Inc., a Delaware corporation.

              (f) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

              (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

              (h) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

              (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              (j) "FAIR MARKET VALUE" means, as of any date, the fair market value of Common Stock determined as follows:

                            (i)    If the Common Stock is listed on any
                                   established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                            (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                            (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator at the Administrator's discretion. In making any such determination, the Administrator may elect, but shall not be obligated, to engage an appraiser or investment banking firm to make the determination of Fair Market Value and such determination shall be conclusive and binding.

              (k) "INCENTIVE STOCK OPTION" or "ISO" means an Option intended to qualify as an incentive stock option within the meaning of
Section 422 of the Code.

              (l) "NONQUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

              (m) "OPTION" means a stock option granted pursuant to this Option Agreement.

              (n)    "OPTION AGREEMENT" means this Stock Option Agreement.

              (o) "OPTIONED STOCK" means the Common Stock subject to an Option.

              (p) "OPTIONEE" means an Employee or Consultant who receives an Option.

              (q) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

              (r) "REPORTING PERSON" means an officer, director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

              (s) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

              (t) "SECURITIES ACT" means the Securities Act of 1933, as amended.

              (u) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 14.

              (v) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

              (w) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

                    [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

                                          NETWORK COMPUTER, INC.


                                          By:
                                               ------------------------------

                                          Title:
                                               ------------------------------

       OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

       Optionee has reviewed this Stock Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Option.

Dated:
      -------------------------------        -------------------------------
                                             Mitchell E. Kertzman

                                     EXHIBIT A

                               NETWORK COMPUTER, INC.

                                  EXERCISE NOTICE


Network Computer, Inc.
1000 Bridge Parkway
Redwood Shores, CA  94065

       1. EXERCISE OF OPTION. Effective as of today, _______________, 199__, the undersigned ("OPTIONEE") hereby elects to exercise Optionee's option to purchase _____________ shares of the Common Stock (the "SHARES") of Network Computer, Inc. (the "COMPANY") under the Stock Option Agreement dated October 15, 1998 (the "OPTION AGREEMENT").

       2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Option Agreement and the Investment Representation Statement attached as EXHIBIT B to the Option Agreement, and agrees to abide by and be bound by their terms and conditions.
 If applicable, Optionee has executed and delivered the Investment Representation Statement to the Company. Optionee further represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a "distribution" of any of such Shares for purposes of the Securities Act of 1933, as amended (the "SECURITIES ACT").

       3. COMPLIANCE WITH SECURITIES LAWS. Optionee understands and acknowledges that the Shares have not been registered under the Securities Act and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

       4. FEDERAL RESTRICTIONS ON TRANSFER. Optionee understands that the Shares have not been registered under the Securities Act and therefore cannot be resold and must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the Securities Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be fully paid for by means other than a promissory note secured by the Shares themselves and then be held for at least one year (and in some cases two years) before they may be resold under Rule 144.

       5. RIGHTS AS STOCKHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Option Agreement.

              Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares.

       6. ESCROW OF SHARES. For purposes of facilitating the enforcement of the provisions of this Exercise Notice, the Optionee agrees, immediately upon receipt of the certificate(s) for any Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Exercise Notice as EXHIBIT A executed by Optionee and by Optionee's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Exercise Notice. The Optionee hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this agreement and that said appointment is coupled with an interest and is accordingly irrevocable. The Optionee agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.
 The Optionee agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Exercise Notice.

       7. RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Exercise Notice and the Option Agreement. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

       8. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

       9.     RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

              (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

                     (i) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                     (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT AND THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

              (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

              (c)    REFUSAL TO TRANSFER.  The Company shall not be required
(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

       10. MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

       11. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

       12. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

       13. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

       14. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

       15. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

       16. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

       17. ENTIRE AGREEMENT. The Notice of Stock Option Grant/Option Agreement are incorporated herein by reference. This Agreement and the Notice of Stock Option Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                      Accepted by:

OPTIONEE:                          NETWORK COMPUTER, INC.


                                   By:
-----------------------------         -----------------------------
((Optionee))
                                   Title:
                                       -----------------------------

Address:    ((OptioneeAddress1))   Address:  1000 Bridge Parkway
            ((OptioneeAddress2))             Redwood Shores, CA  94065


       I, _____________________________, spouse of Optionee, have read and hereby approve the foregoing Exercise Notice. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Exercise Notice, I hereby agree to be irrevocably bound by the Exercise Notice and Option Agreement and further agree that any community property or other such interest shall be similarly bound by the terms of the Exercise Notice. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Exercise Notice and Option Agreement.


                                               --------------------------------
                                               Spouse of Optionee

                                     EXHIBIT A

                        ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED and pursuant to that certain Exercise Notice between the undersigned and Network Computer, Inc., dated ____________________, 199__ (the "AGREEMENT") Optionee hereby sells, assigns and transfers unto ______________________ (__________) shares of the Common
Stock of Network Computer, Inc., standing in Optionee's name on the books of said corporation represented by Certificate No. ______ herewith and does hereby irrevocably constitute and appoint ___________________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE EXERCISE NOTICE AND THE EXHIBITS THERETO.


Date:  _____________, 19__.


                                              Signature:



                                              ----------------------------------
                                              ((Optionee))



                                              ----------------------------------
                                              Spouse of Optionee (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase rights set forth in the Exercise Notice without requiring additional signatures on the part of Optionee.

                                     EXHIBIT B

                        INVESTMENT REPRESENTATION STATEMENT

OPTIONEE      :      ((Optionee))

COMPANY       :      Network Computer, Inc.

SECURITY      :      Common Stock

AMOUNT        :      ___________________ Shares

DATE          :      ___________________, 199__

In connection with the purchase of the above-listed Securities, I, Optionee, represent to the Company the following:

(a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "DISTRIBUTION" thereof for purposes of the Securities Act of 1933, as amended (the "SECURITIES ACT").

              (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

              (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

              (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (f) below.

              In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. I UNDERSTAND THAT PAYMENT FOR THE SHARES WITH A PROMISSORY NOTE IS NOT DEEMED TO BE FULL PAYMENT UNDER RULE 144 UNLESS THE NOTE IS SECURED BY ASSETS OTHER THAN THE SHARES.

              (e) I understand that at such time in the future that I might wish to sell the Securities, there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I will be precluded from selling the Securities under Rule 144 even if I have satisfied the one-year minimum holding period.

              (f) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                             Optionee:


                                             _______________________________
                                             ((Optionee))

Date:  ________________, 199_ _